EXHIBIT 99.1

SHOE CARNIVAL, INC. ANNOUNCES NAME CHANGE TO SHOE STATION GROUP AND TICKER SYMBOL CHANGE TO “SHOE”

DECLARES QUARTERLY CASH DIVIDEND

June 11, 2026

FOR IMMEDIATE RELEASE

FORT MILL, SC – Shoe Carnival, Inc., (Nasdaq: SCVL) (the “Company”), a leading omnichannel retailer of footwear and accessories for the family, today announced that it received shareholder approval to change its name to Shoe Station Group, Inc. The name change will be effective June 12, 2026. In connection with the name change, the Company's common stock is expected to begin trading on The Nasdaq Stock Market LLC under the symbol "SHOE" on Friday, June 12, 2026. Shares will continue trading under the symbol "SCVL" through the close of market on Thursday, June 11, 2026.

“We are pleased our shareholders overwhelmingly approved changing our corporate name to Shoe Station Group, Inc. The new name and new ticker are reflective of our multi-banner strategy with Shoe Station as our primary long-term growth vehicle and Shoe Carnival continuing in markets where it is dominant. We will also seek to expand our business through strategic acquisitions of other footwear retailers,” said Cliff Sifford, Interim President and Chief Executive Officer.

Additionally, the Company’s Board of Directors approved the payment of a quarterly cash dividend of $0.17 per share to be paid on July 20, 2026, to shareholders of record as of the close of business on July 6, 2026. This marks the Company’s 57th consecutive quarterly dividend.

Future declarations of dividends are subject to approval of the Board of Directors and will depend on the Company’s results of operations, financial condition, business conditions and other factors deemed relevant by the Board of Directors.

About Shoe Carnival

Shoe Carnival, Inc. is one of the nation’s largest omnichannel family footwear retailers, offering a broad assortment of dress, casual and athletic footwear for men, women and children with emphasis on national name brands. As of June 11, 2026, the Company operated 426 stores in 35 states and Puerto Rico under its Shoe Carnival and Shoe Station banners and offers shopping at www.shoecarnival.com and www.shoestation.com. Headquartered in Fort Mill, SC, and with distribution and support operations located in Evansville, IN, Shoe Carnival, Inc. trades on The Nasdaq Stock Market LLC under the symbol SCVL and beginning on June 12, 2026 will trade under the symbol SHOE.

Name and Ticker Change Details

New Corporate Name:	Shoe Station Group, Inc.
Former Corporate Name:	Shoe Carnival, Inc.
Effective Date:	June 12, 2026
New Ticker Symbol:	SHOE

Former Ticker Symbol:	SCVL
Effective Date:	June 12, 2026
Exchange:	Nasdaq
CUSIP:	824889109 (unchanged)
Transfer Agent:	Computershare

The Company urges stakeholders to ensure that data links to receive company information, updates and current trading activity utilizing “Shoe Carnival” or “SCVL” are adjusted to “Shoe Station Group” and “SHOE” on June 12, 2026.

Press releases and annual reports are available on the Company's website at www.shoecarnival.com.

Contact Information

W. Kerry Jackson

Chief Financial Officer

(812) 867-4034

scvlir@scvl.com

Cautionary Statement Regarding Forward-Looking Information

As used herein, “we,” “our” and “us” refer to Shoe Carnival, Inc. This press release contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, that involve a number of risks and uncertainties. These forward-looking statements necessarily depend upon assumptions, estimates and dates that may be incorrect or imprecise and involve known and unknown risks, uncertainties, and other factors. Accordingly, any forward-looking statements included in this press release do not purport to be predictions of future events or circumstances and may not be realized. Forward-looking statements can be identified by, among other things, the use of forward-looking terms such as “believes,” “expects,” “aims,” “on track,” “may,” “will,” “should,” “seeks,” “pro forma,” “anticipates,” “intends” or the negative of any of these terms, or comparable terminology, or by discussions of strategy or intentions. Given these uncertainties, we caution investors not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. We disclaim any obligation to update any of these factors or to publicly announce any revisions to the forward-looking statements contained in this press release to reflect future events or developments. A number of factors could cause our actual results, performance, achievements, or industry results to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements. These factors include, but are not limited to:

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our ability to achieve expected operating results from, and planned growth of, our banner strategy, including store growth and expected inventory reductions, cost savings and synergies;
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our ability to increase sales at our existing stores;
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the impact of intense competition and our ability to effectively compete;
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the impact of changes in consumer spending on our business and the impact of our promotional strategies and intensity;
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our ability to successfully manage and execute our marketing and pricing strategies;
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the impact of higher gasoline and energy prices on discretionary spending and our cost of operations;
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our dependence on key suppliers for merchandise and advertising support, and the impact of any loss of any key suppliers;
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the impact of changes in the cost, or a disruption in the flow, of imported goods as a result of trade policy and/or tariffs;
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our ability to manage other risks related to our reliance on imported goods;
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our ability to anticipate, identify and respond to emerging fashion trends;

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our ability to effectively manage our real estate portfolio;
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our ability to manage the risks associated with our e-commerce platform and its impact on traffic and transactions in our physical stores;
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our ability to maintain positive brand perception and recognition;
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our ability to maintain, grow and generate sales from members of our Shoe Perks loyalty program;
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our ability to successfully execute our strategies to grow our business;
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our ability to identify or consummate future acquisitions or achieve expected benefits from and effectively integrate future acquisitions;
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the internal and external impact of a failure of our information technology systems to operate effectively, or in the event such systems are disrupted or compromised;
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our ability to manage the risks associated with our outsourced business processes and other third-party business relationships, including disruptions to our business and increased costs;
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our ability to adapt to emerging technologies that may create disruption to our operations and the retail industry;
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our ability to manage, and the impact of, fluctuating quarterly operating results due to seasonality, weather conditions and other factors;
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the impact of any physical and financial risk related to the uncertainty of climate change;
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the impact of natural disasters, public health crises, political crises, civil unrest, wars and other catastrophic events or other events outside of our control on our facilities or the facilities of third parties on which we depend, as well as on our supply chain and access to customers;
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the impact of litigation and reputational risk resulting from a failure to protect the integrity and security of individually identifiable data of our customers and employees, including as a result of a cyber security breach;
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the impact of losses or liabilities in excess of our insurance coverage;
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the impact of periodic litigation and other regulatory proceedings, which could result in the unexpected expenditure of time and resources;
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our ability to manage key executive succession and retention, and attract and retain qualified personnel and control labor costs;
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our ability to generate and maintain cash flow and capital necessary to implement our business strategy and meet our other liquidity needs;
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the impact of financial market volatility on the sources and costs of financing available to us;
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the impact of significant non-cash impairment charges in the event our long-lived assets become impaired;
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the impact of the loss of investor confidence in our financial reports and adverse effect on our stock price if we fail to maintain effective internal control over financial reporting;
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the impact of perceptions of the overall retail industry and other macroeconomic conditions on our business and stock;
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the impact and risk of volatility in the stock market and our stock;
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the impact of any changes to our dividend policy or stock repurchase program;
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the impact of any influence over our management and operations exerted by our principal shareholders;
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the impact of our organizational documents and Indiana law on potential acquisition bids for us; and
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other factors described in our Securities and Exchange Commission filings, including our latest Annual Report on Form 10-K and our subsequent Securities and Exchange Commission filings.